                                                                      EXHIBIT 4


===============================================================================


                        OCCIDENTAL PETROLEUM CORPORATION

                                       TO

                         THE BANK OF NEW YORK, TRUSTEE

                            ------------------------

                                   INDENTURE

                            DATED AS OF MAY 1, 1995

                            ------------------------

                             SENIOR DEBT SECURITIES



===============================================================================

                        OCCIDENTAL PETROLEUM CORPORATION

    RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND INDENTURE

TRUST INDENTURE                                                INDENTURE
  ACT SECTION                                                   SECTION
sec. 310 (a)(1)..............................................  608
         (a)(2)..............................................  608
         (a)(3)..............................................  Not Applicable
         (a)(4)..............................................  Not Applicable
         (a)(5)..............................................  608
         (b)   ..............................................  608
                                                               610
         (c)   ..............................................  Not Applicable
sec. 311 (a)   ..............................................  612
         (b)   ..............................................  612
         (c)   ..............................................  Not Applicable
sec. 312 (a)   ..............................................  701
                                                               702(a)
         (b)   ..............................................  702(b)
         (c)   ..............................................  702(b)
sec. 313 (a)   ..............................................  703
         (b)(1)..............................................  Not Applicable
         (b)(2)..............................................  703
         (c)   ..............................................  703(b)
         (d)   ..............................................  703(c)
sec. 314 (a)   ..............................................  704, 1009
         (b)   ..............................................  Not Applicable
         (c)(1)..............................................  102
         (c)(2)..............................................  102
         (c)(3)..............................................  Not Applicable
         (d)   ..............................................  Not Applicable
         (e)   ..............................................  102
         (f)   ..............................................  Not Applicable
sec. 315 (a)   ..............................................  601(a)
         (b)   ..............................................  602
         (c)   ..............................................  601(b)
         (d)   ..............................................  601(c)
         (d)(1)..............................................  601(c)(1)
         (d)(2)..............................................  601(c)(2)
         (d)(3)..............................................  601(c)(3)
         (e)   ..............................................  514
sec. 316 (a)   ..............................................  101
         (a)(1)(A)...........................................  512
         (a)(1)(B)...........................................  513
         (a)(2)..............................................  Not Applicable
         (b)   ..............................................  508
         (c)   ..............................................  104(f)
sec. 317 (a)(1)..............................................  503
         (a)(2)..............................................  504
         (b)   ..............................................  1003
sec. 318 (a)   ..............................................  107

- ------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS
                               ------------------

                                                                      PAGE
PARTIES.............................................................    1
RECITALS OF THE COMPANY.............................................    1

                               ARTICLE ONE
         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION  101.   Definitions:
                Act.................................................    2
                Affiliate, control..................................    2
                Authorized Newspaper................................    2
                Bearer Security.....................................    3
                Board of Directors..................................    3
                Board Resolution....................................    3
                Business Day........................................    3
                Cedel S.A...........................................    3
                Commission..........................................    3
                Company.............................................    3
                Company Request; Company Order......................    3
                Consolidated Net Tangible Assets....................    3
                Consolidated Subsidiary.............................    4
                Corporate Trust Office..............................    4
                Corporation.........................................    4
                coupon..............................................    4
                Current Liabilities.................................    4
                Defaulted Interest..................................    4
                Depositary..........................................    4
                Discount Security...................................    4
                Discounted Rental Value.............................    4
                Dollar or $.........................................    5
                Euro-clear..........................................    5
                Event of Default....................................    5
                Funded Debt.........................................    5
                Holder..............................................    5
                Indebtedness........................................    5
                Indenture...........................................    7
                interest............................................    7
                Interest Payment Date...............................    7
                Lien................................................    7

- ---------------

    Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      PAGE
                Maturity............................................    7
                Net Tangible Assets.................................    7
                Officers' Certificate...............................    8
                Opinion of Counsel..................................    8
                Outstanding.........................................    8
                Paying Agent........................................    9
                Periodic Offering...................................    9
                Person..............................................   10
                Place of Payment....................................   10
                Predecessor Security................................   10
                principal...........................................   10
                Principal Domestic Property.........................   10
                Production Payment..................................   10
                Redemption Date.....................................   11
                Redemption Price....................................   11
                Registered Security.................................   11
                Regular Record Date.................................   11
                Responsible Officer.................................   11
                Secured Debt........................................   11
                Securities..........................................   11
                Security Register; Security Registrar...............   11
                Short-Term Borrowing................................   11
                Special Record Date.................................   12
                Stated Maturity.....................................   12
                Subsidiary..........................................   12
                Trustee.............................................   12
                Trust Indenture Act.................................   12
                United States.......................................   12
                United States Alien.................................   12
                Vice President......................................   13
SECTION  102.   Compliance Certificates and Opinions................   13
SECTION  103.   Form of Documents Delivered to Trustee..............   14
SECTION  104.   Acts of Holders.....................................   14
SECTION  105.   Notices, Etc., to Trustee and Company...............   17
SECTION  106.   Notice to Holders; Waiver...........................   17
SECTION  107.   Conflict with Trust Indenture Act...................   18
SECTION  108.   Effect of Headings and Table of Contents............   18
SECTION  109.   Successors and Assigns..............................   18
SECTION  110.   Separability Clause.................................   19
SECTION  111.   Benefits of Indenture...............................   19
SECTION  112.   Governing Law.......................................   19

                                                                      PAGE
SECTION  113.   Legal Holidays......................................   19
SECTION  114.   Language of Notices, Etc............................   19

                                 ARTICLE TWO
                                SECURITY FORM

SECTION  201.   Forms Generally.....................................   20
SECTION  202.   Form of Trustee's Certificate of Authentication.....   21
SECTION  203.   Securities in Global Form...........................   21

                              ARTICLE THREE
                              THE SECURITIES

SECTION  301.   Title and Terms.....................................   22
SECTION  302.   Denominations.......................................   26
SECTION  303.   Execution, Authentication, Delivery and Dating......   26
SECTION  304.   Temporary Securities................................   30
SECTION  305.   Registration, Registration of Transfer and
                Exchange............................................   32
SECTION  306.   Mutilated, Destroyed, Lost and Stolen Securities and
                Coupons.............................................   37
SECTION  307.   Payment of Interest; Interest Rights Preserved......   38
SECTION  308.   Persons Deemed Owners...............................   40
SECTION  309.   Cancellation........................................   41
SECTION  310.   Computation of Interest.............................   42

                               ARTICLE FOUR
                        SATISFACTION AND DISCHARGE

SECTION  401.   Satisfaction and Discharge of Indenture.............   42
SECTION  402.   Application of Trust Money..........................   44

                               ARTICLE FIVE
                                 REMEDIES

SECTION  501.   Events of Default...................................   45
SECTION  502.   Acceleration of Maturity; Rescission and
                Annulment...........................................   47
SECTION  503.   Collection of Indebtedness and Suits for Enforcement
                by Trustee..........................................   48
SECTION  504.   Trustee May File Proofs of Claim....................   49
SECTION  505.   Trustee May Enforce Claims Without Possession of
                Securities or Coupons...............................   50
SECTION  506.   Application of Money Collected......................   51
SECTION  507.   Limitation on Suits.................................   51

                                                                      PAGE
SECTION  508.   Unconditional Right of Holders to Receive Principal
                and Interest........................................   52
SECTION  509.   Restoration of Rights and Remedies..................   52
SECTION  510.   Rights and Remedies Cumulative......................   53
SECTION  511.   Delay or Omission Not Waiver........................   53
SECTION  512.   Control by Holders of Securities....................   53
SECTION  513.   Waiver of Past Defaults.............................   54
SECTION  514.   Undertaking for Costs...............................   54
SECTION  515.   Waiver of Usury, Stay or Extension Laws.............   55

                               ARTICLE SIX
                               THE TRUSTEE

SECTION  601.   Certain Duties and Responsibilities.................   55
SECTION  602.   Notice of Defaults..................................   57
SECTION  603.   Certain Rights of Trustee...........................   57
SECTION  604.   Not Responsible for Recitals or Issuance of
                Securities..........................................   58
SECTION  605.   May Hold Securities.................................   59
SECTION  606.   Money Held in Trust.................................   59
SECTION  607.   Compensation and Reimbursement......................   59
SECTION  608.   Corporate Trustee Required; Eligibility.............   60
SECTION  609.   Resignation and Removal; Appointment of Successor...   60
SECTION  610.   Acceptance of Appointment by Successor..............   62
SECTION  611.   Merger, Conversion, Consolidation or Succession to
                Business............................................   63
SECTION  612.   Preferential Collection of Claims Against Company...   64

                              ARTICLE SEVEN
            HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION  701.   Company to Furnish Trustee Names and Addresses of
                Holders.............................................   64
SECTION  702.   Preservation of Information; Communications to
                Holders.............................................   65
SECTION  703.   Reports by Trustee..................................   65
SECTION  704.   Reports by Company..................................   66

                              ARTICLE EIGHT
           CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION  801.   Company May Consolidate, Etc., Only on Certain
                Terms...............................................   67
SECTION  802.   Successor Corporation Substituted...................   67

                                                                      PAGE
                               ARTICLE NINE
                         SUPPLEMENTAL INDENTURES

SECTION  901.   Supplemental Indentures Without Consent of
                Holders.............................................   68
SECTION  902.   Supplemental Indentures with Consent of Holders.....   69
SECTION  903.   Execution of Supplemental Indentures................   71
SECTION  904.   Effect of Supplemental Indentures...................   71
SECTION  905.   Conformity with Trust Indenture Act.................   71
SECTION  906.   Reference in Securities to Supplemental
                Indentures..........................................   71

                               ARTICLE TEN
                                COVENANTS

SECTION 1001.   Payment of Principal and Interest...................   72
SECTION 1002.   Maintenance of Office or Agency.....................   72
SECTION 1003.   Money for Security Payments to Be Held in Trust.....   74
SECTION 1004.   Corporate Existence.................................   75
SECTION 1005.   Maintenance of Properties...........................   76
SECTION 1006.   Payment of Taxes and Other Claims...................   76
SECTION 1007.   Limitation on Liens.................................   76
SECTION 1008.   Limitation on Sale and Leaseback Transactions.......   78
SECTION 1009.   Statement by Officer as to Compliance; Notice of
                Certain Events......................................   78
SECTION 1010.   Waiver of Certain Covenants.........................   79
SECTION 1011.   Additional Amounts..................................   79

                              ARTICLE ELEVEN
                         REDEMPTION OF SECURITIES

SECTION 1101.   Applicability of Article............................   80
SECTION 1102.   Election to Redeem; Notice to Trustee...............   80
SECTION 1103.   Selection by Trustee of Securities to be Redeemed...   81
SECTION 1104.   Notice of Redemption................................   81
SECTION 1105.   Deposit of Redemption Price.........................   82
SECTION 1106.   Securities Payable on Redemption Date...............   82
SECTION 1107.   Securities Redeemed in Part.........................   83

                              ARTICLE TWELVE
                              SINKING FUNDS

SECTION 1201.   Applicability of Article............................   84
SECTION 1202.   Satisfaction of Sinking Fund Payments with
                Securities..........................................   84
SECTION 1203.   Redemption of Securities for Sinking Fund...........   85

                                                                      PAGE
                             ARTICLE THIRTEEN
                    MEETINGS OF HOLDERS OF SECURITIES

SECTION 1301.   Purposes for Which Meetings May Be Called...........   85
SECTION 1302.   Call, Notice and Place of Meetings..................   85
SECTION 1303.   Persons Entitled to Vote at Meetings................   86
SECTION 1304.   Quorum; Action......................................   86
SECTION 1305.   Determination of Voting Rights; Conduct and
                Adjournment of Meetings.............................   87
SECTION 1306.   Counting Votes and Recording Action of Meetings.....   89
TESTIMONIUM.........................................................   90
SIGNATURES AND SEALS................................................   90
ACKNOWLEDGMENTS.....................................................   91

     INDENTURE, dated as of May 1, 1995, between Occidental Petroleum Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 10889 Wilshire Boulevard, Los Angeles, California 90024, and The Bank of New York, a New York banking corporation, as trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of one or more series thereof and the coupons, if any, appertaining thereto, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.  Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles," with respect to any computation required or permitted hereunder, shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act" when used with respect to any Holder has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Whenever successive publications are required to be made in an Authorized Newspaper, the successive publications may be made in the same or in different Authorized Newspapers meeting the foregoing requirements and, in each case, on any Business Day.

     "Bearer Security" means any Security in the form established pursuant to
Section 201 which is payable to bearer.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day," except as otherwise specified as contemplated by Section 301, when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

     "Cedel S.A." means Centrale de Livraison de Valeurs Mobilieres S.A.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" and "Company Order" mean, respectively, a written request or order delivered to the Trustee and signed in the name of the Company by its Chairman of the Board, its President or one of its Vice Presidents and by one of its other Vice Presidents, its Treasurer, an Assistant Treasurer, its Secretary, an Assistant Secretary, or, with respect to Sections 303, 304, 305 and 603, any other employee of the Company named in an Officers' Certificate delivered to the Trustee.

     "Consolidated Net Tangible Assets" means the total of the Net Tangible Assets of the Company and its Consolidated Subsidiaries, included in their financial statements prepared on a consolidated basis in accordance with generally accepted accounting principles, after eliminating all intercompany items.

     "Consolidated Subsidiary" means any Subsidiary included in the financial statements of the Company and its Subsidiaries prepared on a consolidated basis in accordance with generally accepted accounting principles.

     "Corporate Trust Office" means the office maintained by the Trustee at which, at any particular time, its corporate trust business principally is administered, which initially shall be 101 Barclay Street, New York, New York 10286.

     "Corporation" includes corporations, associations, companies and business trusts.

     "coupon" means any interest coupon appertaining to a Bearer Security.

     "Current Liabilities" means all Indebtedness that may properly be classified as current liabilities in accordance with generally accepted accounting principles.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, the Person specified as contemplated by Section 301 as the Depositary with respect to such series of Securities, until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include such successor.

     "Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Discounted Rental Value" means, as to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount of rent (after deducting the amount of rent to be received by such Person under noncancelable subleases) required to be paid by such Person under such lease during the remaining noncancelable term thereof (including any such period for which such lease has been extended or may, at the option of the lessor, be extended), discounted from the respective due dates thereof to such date at a rate per annum of 11 3/4%. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period, after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated. If and to the extent the amount of any rent during any future period is not definitely determinable under the lease in question, the amount of such rent shall be estimated in such reasonable manner as the Board of Directors of the Company may in good faith determine.

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

     "Euro-clear" means the operator of the Euro-clear System.

     "Event of Default" has the meaning specified in Section 501.

     "Funded Debt" means all Indebtedness maturing one year or more from the date of the creation thereof, all Indebtedness directly or indirectly renewable or extendible, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof, and all Indebtedness under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more, even though such Indebtedness may also conform to the definition of Short-Term Borrowing.

     "Holder," when used with respect to any Security, means, in the case of a Registered Security, the Person in whose name the Security is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

     "Indebtedness," as applied to a Person, means, as of the date on which Indebtedness is to be determined (a) all items (except items of capital stock or of surplus or of deferred credits or minority interest in Subsidiaries) which, in accordance with generally accepted accounting principles in effect from time to time, would be included in determining total liabilities, as shown on the liability side of a balance sheet of such Person; (b) all indebtedness secured by any mortgage on any property or asset owned or held by such Person subject thereto, whether or not the indebtedness secured thereby shall have been assumed; and (c) all indebtedness of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted with recourse, agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which such Person has otherwise become directly or indirectly liable. For the purpose of computing the Indebtedness of any Person, there shall be excluded any particular Indebtedness which meets one or more of the following categories:

          (i) Indebtedness with respect to which sufficient cash or cash equivalents or securities shall have been deposited in trust to provide for the full payment, redemption or satisfaction of the principal of, premium, if any, and interest to accrue on, such Indebtedness to the stated maturity thereof or to the date of prepayment thereof, as the case may be, and, as a result of such deposit, such particular Indebtedness, in accordance with generally accepted accounting principles, shall no longer be required to be reported on a balance sheet of such Person as a liability, and such cash or cash equivalents or securities shall not be required to be reported as an asset;

          (ii) Indebtedness which is not classified as Indebtedness under clause
     (a) of the definition of Indebtedness and which arises from any commitment of such Person relating to pipeline operations to pay for property or services substantially without regard to the non-delivery of such property or the non-furnishing of such services; or

          (iii) Indebtedness which is not classified as Indebtedness under clause (a) of the definition of Indebtedness and which is payable solely out of certain property or assets of such Person, or is secured by a mortgage on certain property or assets owned or held by such Person, in either case without any further recourse to or liability of such Person, to the extent such Indebtedness exceeds (x) if such Person records such property or assets on its books, the value for such property or assets recorded on such books or (y) if such Person does not record such property or assets on its books, (1) if such Indebtedness is a general obligation of the entity which does record such property or assets on its books, the net investment in or advances to such entity as recorded on the books of such Person or (2) if such Indebtedness is payable solely out of certain property or assets of such entity, the lesser of the value for such property or assets recorded on the books of such entity or the net investment in or advances to such entity as recorded on the books of such Person, in each case determined in accordance with generally accepted accounting principles.

     "Indenture" means this instrument, as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms (but not defined terms established in an Officers' Certificate) of one or more particular series of Securities established as contemplated by Section 301.

     "interest," when used with respect to a Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

     "Lien" means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance to secure Indebtedness for borrowed money, but excluding any security interest which a lessor may be deemed to have under a lease and any lien which may be deemed to exist under a Production Payment or under any subordination arrangement.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal or, in the case of a Discount Security, the principal amount payable upon a declaration of acceleration pursuant to Section 502, becomes due and payable, as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Net Tangible Assets" of any specified Person means the total of all assets properly appearing on a balance sheet of such Person prepared in accordance with generally accepted accounting principles, after deducting from such total, without duplication of deductions, (a) all Current Liabilities of such Person;
(b) that portion of the book amount of all such assets which would be treated as intangibles under generally accepted accounting principles, including without limitation, all such items as goodwill, trademarks, trade names, brands, copyrights, patents, licenses and rights with respect to the foregoing and unamortized debt discount and expense; and (c) the amount, if any, at which any stock of such Person appears on the asset side of such balance sheet.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, and by one of the other Vice Presidents, one of the other Assistant Treasurers, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company, and who shall be satisfactory to the Trustee.

     "Outstanding," when used with respect to the Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons thereto appertaining; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to the Company and the Trustee that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder: (i) the principal amount of a Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable, as of the date of such determination, upon acceleration of the Maturity thereof pursuant to Section 502; (ii) the principal amount of a Security denominated in a foreign currency or currencies shall be the Dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of a Discount Security, the Dollar equivalent, on the date of original issuance of such Security, of the amount determined as provided in (i) above) of such Security; and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

     "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, and any other terms specified as contemplated by Section 301 with respect thereto, are to be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, upon the issuance of such Securities.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 1002, the principal of and any interest on the Securities of that series are payable, as specified as contemplated by Section 301.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

     "principal" of a debt security, except as otherwise specifically provided in this Indenture, means the outstanding principal of the security plus the premium, if any, of the security.

     "Principal Domestic Property" means any (i) developed oil or gas producing property, (ii) mining property, (iii) processing or manufacturing plant, or (iv) natural gas transmission facility which is now or hereafter owned or leased by the Company or any Consolidated Subsidiary and which is located in the continental United States (provided, however, that any such property, plant or facility declared by the Board of Directors by Board Resolution not to be of material importance to the business of the Company and its Consolidated Subsidiaries taken as a whole will be excluded from the foregoing definition).

     "Production Payment" means any economic interest in oil, gas or mineral reserves which (i) entitles the holder thereof to a specified share of future production from such reserves, free of the costs and expenses of such production, and (ii) terminates when a specified quantity of such share of future production from such reserves has been delivered or a specified sum has been realized from the sale of such share of future production from such reserves.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registered Security" means any Security established pursuant to Section 201 which is registered in the Security Register.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Responsible Officer," when used with respect to the Trustee, means any officer in the corporate trust department of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any such officer and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Secured Debt" means any Indebtedness of the Company or any Consolidated Subsidiary, secured by a Lien on any Principal Domestic Property or on any shares of stock or on any Indebtedness of any Consolidated Subsidiary which owns any Principal Domestic Property.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Short-Term Borrowing" means all Indebtedness in respect of borrowed money maturing on demand or within one year from the date of the creation thereof and not directly or indirectly renewable or extendible, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof; provided, that Indebtedness in respect of borrowed money arising under a revolving credit or similar agreement which obligates the lender or lenders to extend credit over a period of one year or more shall constitute Funded Debt and not Short-Term Borrowing, even though the same matures on demand or within one year from the date as of which such Short-Term Borrowing is to be determined.

     "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any issue means a date fixed by the Trustee pursuant to
Section 307.

     "Stated Maturity," when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such instalment of interest as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

     "Subsidiary" means a corporation, association or other business entity more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and in force at the date as of which this instrument is qualified thereunder, except as provided in Section 905.

     "United States" means the United States of America, its territories, its possessions (including the Commonwealth of Puerto Rico) and other areas subject to its jurisdiction.

     "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership, one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

     "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102.  Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (excluding the Trustee's certificate of disposition pursuant to Section 309 and the annual compliance certificate pursuant to Section 1009) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1306.

     (b) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may be proved in any reasonable manner which the Trustee deems sufficient.

     (c) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

     (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depositary, wherever situated, as depositary, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (2) such Bearer Security is produced to the Trustee by some other Person, (3) such Bearer Security is surrendered in exchange for a Registered Security or (4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner which the Trustee deems sufficient.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (f) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to an Officers' Certificate delivered to the Trustee, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Any such record date, if so fixed, may vary from that specified in Section 316(c) of the Trust Indenture Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite percentage of Outstanding Securities or Outstanding Securities of a series, as the case may be, have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities or Outstanding Securities of the series, as the case may be, shall be computed as of such record date; provided, that no such authorization, agreement or consent by the Holders on the record date shall be deemed effective, unless such request, demand, authorization, direction, notice, consent, waiver or other Act shall become effective pursuant to the provisions of Clause (a) of this Section 104 not later than six months after the record date.

SECTION 105.  Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it, Attention: Treasurer, at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  Notice to Holders; Waiver.

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event,

          (1) such notice shall be sufficiently given to Holders of Registered Securities, if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

          (2) such notice shall be sufficiently given to Holders of Bearer Securities, if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein.

     In case, by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers, or by reason of any other cause, it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

SECTION 107.  Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with the duties imposed by operation of Trust Indenture Act Section 318(c), the imposed duties shall control.

SECTION 108.  Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

     Except as provided in the last paragraph of Section 401, nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefits or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the internal laws, but not the laws as to conflicts or choice of law, of the State of New York.

SECTION 113.  Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or coupons, other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment, with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114.  Language of Notices, Etc.

     Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                                  ARTICLE TWO

                                 SECURITY FORM

SECTION 201.  Forms Generally.

     The Registered Securities, if any, of each series and the Bearer Securities, if any, and the coupons, if any, appertaining thereto, of each series shall be in such form (including global form) as shall be established by delivery to the Trustee of an Officers' Certificate or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons. If the forms of the Securities or coupons of any series are established by an Officers' Certificate, such Officers' Certificate shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities or coupons.

     Unless otherwise specified as contemplated by Section 301, Bearer Securities shall have interest coupons attached.

     The definitive Securities and coupons, if any, shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, provided, that such method is permitted by the rules of any securities exchange on which such Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.  Form of Trustee's Certificate of Authentication.

     The Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
                                                     The Bank of New York,
                                                       as Trustee

                                           By:.............................
                                                     Authorized Signatory

SECTION 203.  Securities in Global Form.

     If Securities of a series are issuable in temporary or definitive global form, as specified as contemplated by Section 301, then, notwithstanding Clause
(10) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner, and upon instructions given by such Person or Persons, as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in global form in the manner, and upon instructions given by the Person or Persons, specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement, or delivery or redelivery, of a Security in global form shall be in writing, but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

     The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form, if such Security was never issued and sold by the Company, and the Company delivers to the Trustee the Security in global form, together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby and the written statement contemplated by the last sentence of Section 303.

     Notwithstanding the provisions of Sections 201 and 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any interest on any Security in global form shall be made to the Person or Persons specified therein.

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301.  Title and Terms.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture shall be unlimited.

     The Securities may be issued in one or more series. There shall be established and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107, and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether any Securities of the series may be represented initially by a Security in temporary or definitive global form and, if so, the initial Depositary with respect to any such temporary or definitive global Security, and, if other than as provided in Section 304 or Section 305, as applicable, whether, and the circumstances under which, beneficial owners of interests in any such temporary or definitive global Security may exchange such interests for Securities of such series of like tenor of any authorized form and denomination;

          (4) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, and the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which (including any certification requirement and other terms and conditions under which), any interest payable on a temporary or definitive global Security on an Interest Payment Date will be paid, if other than in the manner provided in Section 203 and
     Section 304, as applicable;

          (5) the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

          (6) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Registered Securities on any Interest Payment Date;

          (7) the place or places where, subject to the provisions of Section 1002, the principal of and any interest on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

          (8) the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, the conditions, if any, giving rise to such obligation, and the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities;

          (10) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denomination or denominations in which any Bearer Securities of the series shall be issuable, if other than denominations of $5,000 and $100,000;

          (11) the currency or currencies, including composite currencies or currency units, in which Securities of the series may be denominated or in which payment of the principal of and any interest on the Securities of the series shall be payable, if other than the currency of the United States of America, and if so, whether the Securities of the series may be satisfied and discharged other than as provided in Article Four;

          (12) if the amounts of payments of principal of and any interest on the Securities of the series are to be determined with reference to an index, formula or other method, or based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined and the calculation agent, if any, with respect thereto;

          (13) if other than the principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 502;

          (14) if the Company will pay additional amounts on any of the Securities and coupons, if any, of the series to any Holder who is a United States Alien (including any modification in the definition of such term), in respect of any tax, assessment or governmental charge withheld or deducted, under what circumstances, and with what procedures and documentation, the Company will pay such additional amounts, whether such additional amounts will be treated as interest or principal pursuant to this Indenture, and whether the Company will have the option to redeem such Securities rather than pay additional amounts (and the terms of any such option);

          (15) if other than as defined in Section 101, the meaning of "Business Day" when used with respect to any Securities of the series;

          (16) if the Securities of the series may be issued or delivered (whether upon original issuance or upon exchange of a temporary Security of such series or otherwise), or any instalment of principal or interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions;

          (17) any addition to, or modification or deletion of, any Event of Default or any covenant of the Company specified in this Indenture with respect to Securities of the series; and

          (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
     Section 901(7)).

     All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical, except as to denomination, the rate or rates of interest, if any, the Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to an Officers' Certificate pursuant to this Section 301 or in any indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of any appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series. With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officers' Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, in accordance with the Company Order as contemplated by the first proviso of the third paragraph of Section 303.

SECTION 302.  Denominations.

     Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Registered Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof and any Bearer Securities of a series shall be issuable in denominations of $5,000 and $100,000.

SECTION 303.  Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, one of its Vice Presidents, its Treasurer, or one of its Assistant Treasurers under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Treasurer or an Assistant Treasurer of the Company.

     Securities and coupons, if any, appertaining thereto, bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals, or any of them, have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee, in accordance with such Company Order, shall authenticate and deliver such Securities; provided, however, that, with respect to Securities of a series subject to a Periodic Offering, (a) such

Company Order may be delivered by the Company to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to a Company Order or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (c) the rate or rates of interest, if any, the Stated Maturity or Maturities, the original issue date or dates, the redemption provisions, if any, and any other terms of Securities of such series shall be determined by a Company Order or pursuant to such procedures and (d) if provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company, or the Company's duly authorized agent or agents designated in an Officers' Certificate, which oral instructions shall be promptly confirmed in writing; and provided, further, that, in connection with its original issuance, no Bearer Security or coupon shall be mailed or otherwise delivered to any Person who is not a United States Alien or to any location in the United States. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security, unless all appurtenant coupons for interest then matured have been detached and cancelled.

     In authenticating Securities, the form, terms and any related coupons of which have been established in or pursuant to one or more Officers' Certificates as permitted by Sections 201 and 301, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

          (a) that the form and terms of such Securities and any coupons have been duly authorized by the Company and established in conformity with the provisions of this Indenture; and

          (b) that such Securities, together with any coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions;

provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once, at or prior to the time of the first authentication of Securities of such series, and that the Opinion of Counsel above may state:

          (x) that the forms of such Securities have been, and the terms of such Securities (when established in accordance with such procedures as may be specified from time to time in a Company Order, all as contemplated by and in accordance with a Board Resolution or an Officers' Certificate pursuant to Section 301, as the case may be) will have been, duly authorized by the Company and established in conformity with the provisions of this Indenture; and

          (y) that such Securities, together with the coupons, if any, appertaining thereto, when (1) executed by the Company, (2) completed, authenticated and delivered by the Trustee in accordance with this Indenture and (3) issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions.

     With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series, unless and until it has received written notification that such opinion or other documents have been superseded or revoked. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

     If such forms or terms have been established as provided in the preceding two paragraphs, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this

Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 301 and of the preceding three paragraphs, if all Securities of a series are subject to a Periodic Offering, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 at or prior to the time of authentication of each Security of such series if such Officers' Certificate is delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     Each Registered Security shall be dated the date of its authentication; and, unless otherwise specified as contemplated by Section 301, each Bearer Security (including a Bearer Security represented by a temporary global Security) shall be dated as of the date of original issuance of the first Security of such series to be issued.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

     No Security or coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein, executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.  Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon a Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, photocopied or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form, with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Such temporary Securities may be in global form.

     Except in the case of Securities represented by a temporary global Security (which shall be exchanged in accordance with the provisions of the three succeeding paragraphs), if temporary Securities for some or all of the Securities of any series are issued, the Company will cause definitive Securities representing such Securities to be prepared without unreasonable delay. After the preparation of such definitive Securities, the temporary Securities shall be exchangeable for such definitive Securities of like tenor upon surrender of such temporary Securities at any office or agency of the Company designated pursuant to Section 1002 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a like principal amount of definitive Securities of the same series and of like tenor of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     Unless otherwise specified as contemplated by Section 301, if Bearer Securities of any series are represented by a Security in temporary global form, any such temporary global Security shall be delivered to the Depositary for the benefit of Euro-clear or Cedel S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

     Without unnecessary delay, but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities of the same series, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date, such temporary global Security shall be surrendered by the Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of the same series and of like tenor without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in definitive bearer form or registered form, or shall be represented by a definitive global Security, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof.

     Unless otherwise specified in any such temporary global Security, the interest of a beneficial owner of Securities of a series represented by such temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date, when the account holder instructs Euro-clear or Cedel S.A., as the case may be, to request such exchange on his behalf and delivers to Euro-clear or Cedel S.A., as the case may be, any certificate specified as contemplated by Section 301. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like, in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or Cedel S.A.

     Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security representing a series of Bearer Securities on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euro-clear and Cedel S.A. on such Interest Payment Date, upon delivery by Euro-clear and Cedel S.A. to the Trustee of any certificate specified as contemplated by Section 301, for credit, without further interest on or after such Interest Payment Date, to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euro-clear or Cedel S.A., as the case may be, any certificate specified as contemplated by Section 301.

SECTION 305.  Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept, at one of its offices or agencies maintained pursuant to Section 1002, a register for the Securities accessible to the Trustee (the register maintained in such office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register"), in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose in a Place of Payment, the Company shall execute, and the Trustee or a duly appointed co-authenticating agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series and of any authorized denominations, of a like aggregate principal amount and tenor.

     Notwithstanding any other provisions (other than the provisions set forth in the seventh and eighth paragraphs) of this Section, a Security in global form representing all or a portion of the Securities of a series may not be transferred, except as a whole by the Depositary for such series to a nominee of such Depositary, or by a nominee of such Depositary to such Depositary or another nominee of such Depositary, or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be issued in exchange for Registered Securities.

     At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment, in funds acceptable to the Company and the Trustee, in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted

Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee or a duly appointed authenticating agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form, in an aggregate principal amount equal to the principal amount of the Security or Securities in global form representing such series, in exchange for such Security or Securities in global form.

     The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form, and in an aggregate principal amount equal to the principal amount of the Security or Securities in global form representing such series, in exchange for such Security or Securities in global form.

     Notwithstanding the foregoing, except as otherwise specified in the preceding two paragraphs or as contemplated by Section 301, any definitive global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a definitive global Security are entitled to exchange such interests for definitive Securities of such series and of like principal amount and tenor but of another authorized form and denomination, as specified as contemplated by Section 301, then, without unnecessary delay, but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such definitive global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such definitive global Security shall be surrendered by the Depositary with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such definitive global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such definitive global Security to be exchanged, which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that notwithstanding the last paragraph of this Section 305, no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and provided, further, that in connection with its original issuance, no Bearer Security or coupon delivered in exchange for a portion of a definitive global Security shall be mailed or otherwise delivered to any Person that is not a United States Alien or to any location in the United States. If a Registered Security is issued in exchange for any portion of a definitive global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such definitive global Security is payable in accordance with the provisions of this Indenture.

     Upon the exchange of a Security in global form for Securities in definitive form, such Security in global form shall be cancelled by the Trustee. Registered Securities issued in exchange for a Security in global form pursuant to this
Section 305 shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107, not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending (except as otherwise provided in the first proviso in the ninth paragraph of this Section 305) at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption, except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities and Coupons.

     If any mutilated Security or a Security with a mutilated coupon appertaining thereto is surrendered to the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a new Security of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute, and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

     In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon; provided, however, that principal of and any interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that issue and their coupons, if any, duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

SECTION 307.  Payment of Interest; Interest Rights Preserved.

     Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date, and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities, at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Registered Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of, or in exchange for or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.  Persons Deemed Owners.

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of and (except as otherwise specified as contemplated by Section 301 and subject to Section 305 and Section 307) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon, as the case may be, for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 309.  Cancellation.

     All Securities and coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Registered Securities and matured coupons so delivered shall be promptly cancelled by the Trustee. All Bearer Securities and unmatured coupons so delivered shall be held by the Trustee and, upon instruction by a Company Order, shall be cancelled or held for reissuance. Bearer Securities and unmatured coupons held for reissuance may be reissued only in replacement of mutilated, lost, stolen or destroyed Bearer Securities of the same series and like tenor or the related coupons pursuant to Section 306. All Bearer Securities and unmatured coupons held by the Trustee pending such cancellation or reissuance shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever (including Securities received by the Company in exchange or payment for other securities of the Company), and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted in the form of Securities for any particular series or as permitted pursuant to the terms of this Indenture. All cancelled Securities and coupons held by the Trustee may be disposed of and certification of their disposition delivered to the Company, unless by a Company Order the Company shall direct that such Securities be returned to it. Any cancelled Securities not disposed of shall be returned to the Company.

SECTION 310.  Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, (i) interest on any Securities which bear interest at a fixed rate shall be computed on the basis of a 360-day year of twelve 30-day months and (ii) interest on any Securities which bear interest at a variable rate shall be computed on the basis of the actual number of days in an interest period divided by 360.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture.

     Except as otherwise specified as contemplated by Section 301, this Indenture, upon a Company Request, shall cease to be of further effect as to all Outstanding Securities or all Outstanding Securities of any series, as the case may be (except as to (i) remaining rights of registration of transfer, substitution and exchange of Securities or Securities of such series, as the case may be, (ii) rights hereunder of Holders to receive payment of principal of and interest on all Outstanding Securities or all Outstanding Securities of such series, as the case may be, at the Stated Maturity thereof and any other rights of the Holders of all Outstanding Securities or all Outstanding Securities of such series, as the case may be, as beneficiaries hereof with respect to the amounts deposited with the Trustee under this Section 401 and (iii) the rights, the obligations of the Trustee under Sections 304, 305, 306 and 1003 and the immunities of the Trustee hereunder and the obligations of the Company to the Trustee under Section 607), and the Company shall be deemed to have paid and discharged its entire indebtedness on all the Outstanding Securities or all Outstanding Securities of such series, as the case may be, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of the Company's obligations under this Indenture, when

          (1) either

               (A) all Outstanding Securities or all Outstanding Securities of such series, as the case may be, theretofore authenticated and delivered, and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for ex-change for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in
          Section 305, (ii) Securities or Securities of such series, as the case may be, and coupons, if any, which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons, if any, appertaining to Securities or Securities of such series, as the case may be, called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities or Securities of such series, as the case may be, and coupons, if any, for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) the Company has irrevocably deposited or caused to be deposited with the Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders of all Outstanding Securities, or the Holders of all Outstanding Securities of such series, as the case may be, money or direct non-callable obligations of, or non-callable obligations timely payments of which are guaranteed by, the United States of America, for the payment of which guarantee or obligation the full faith and credit of the United States is pledged ("U.S. Government Obligations"), maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay and discharge at Stated Maturity or any Redemption Date, as the case may be, all principal of and interest on all Outstanding Securities or all Outstanding Securities of such series, as the case may be. Such irrevocable trust agreement shall instruct the Trustee (i) to apply such money or the proceeds of said U.S. Government Obligations to the payment of said principal of and interest on the Securities or Securities of such series, as the case may be; and (ii) if the Securities or Securities of such series, as the case may be, are to be repaid at a Redemption Date and the Company has not given notice of redemption pursuant to Section 1104 (including where such Securities are not yet redeemable at the date of deposit) to give notice of redemption on such Redemption Date pursuant to Section 1104;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Securities or Securities of such series, as the case may be;

          (3) no Event of Default under Clause (2) of Section 501 is then in existence with respect to the Securities or the Securities of such series, as the case may be; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities or the Securities of such series, as the case may be, and the payment or discharge of the entire indebtedness on all Securities or Securities of such series, as the case may be, have been complied with.

     Notwithstanding any such satisfaction and discharge, (i) the obligations of the Company to the Trustee under Section 607 shall survive and (ii) the Company shall not be discharged from any payment obligations in respect of the Securities or the Securities of such series, as the case may be, which are deemed not to be Outstanding under Clause (iii) of the definition of "Outstanding" if such obligations continue to be valid obligations of the Company under applicable law.

SECTION 402.  Application of Trust Money.

     All money and U.S. Government Obligations (or any other obligations specified as contemplated by Section 301 with respect to any series of Securities, the principal of or any interest on which is payable other than in the currency of the United States of America) deposited with the Trustee pursuant to the trust agreement referred to in Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities of the series with respect to which such deposit is made, this Indenture and such trust agreement, to the payment, either directly or through any Paying Agent (other than the Company) as the Trustee may determine, of the principal and interest amounts due at the Stated Maturity or the Redemption Date, as the case may be, with respect to the Securities of such series to the Persons entitled thereto.

     All money and U.S. Government Obligations (or any other obligations specified as contemplated by Section 301 with respect to any series of Securities, the principal of or any interest on which is payable other than in the currency of the United States of America) so deposited which remain unclaimed for two years after payment to such Persons has become due and payable shall be turned over to the Company in accordance with the provisions of Section 1003.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  Events of Default.

     "Event of Default," wherever used herein, means, with respect to each series of the Securities individually, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any instalment of interest upon any Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of any Security of such series at its Maturity; or

          (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the

     Holders of at least 25% in principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or under any mortgage, indenture, guaranty or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged or such acceleration having been rescinded or annulled within a period of 20 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, that no Event of Default under this subsection (4) shall be deemed to exist as a result of the acceleration of any such indebtedness if the principal of and interest on such indebtedness, when added to the principal of and interest on all other such indebtedness which has been accelerated as aforesaid (excluding any such indebtedness which has been discharged or as to which the acceleration has been duly rescinded or annulled), shall not exceed $50,000,000; or

          (5) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under Federal bankruptcy law or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (7) any other event designated as an "Event of Default" with respect to Securities of that series.

SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal (or portion thereof) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue instalments of interest on all Securities of such series;

               (B) the principal of any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

               (C) to the extent that payment of such interest is lawful, interest upon overdue instalments of interest at the rate or rates prescribed therefor in such Securities; and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amount due the Trustee under Section 607;

     and

          (2) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if:

          (1) default is made in the payment of any instalment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue instalments of interest from the date such interest was due, at the rate or rates prescribed therefor in such Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amount due the Trustee under Section 607.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may, in its discretion, proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amount due the Trustee under Section 607) and of the Holders of Securities and coupons allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities or
             Coupons.

     All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee, and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     607;

          SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities and interest evidenced by coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal and interest, respectively; and

          THIRD: To the payment of the remainder, if any, to the Company.

SECTION 507.  Limitation on Suits.

     No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508.  Unconditional Right of Holders to Receive Principal and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest on such Security or payment of such coupon on the Stated Maturities or Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  Restoration of Rights and Remedies.

     If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

SECTION 512.  Control by Holders of Securities.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series; provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee shall not have determined that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction, and

          (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.  Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related coupons waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of or interest on any Security or the payment of any coupon on or after the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on or after the Redemption
Date).

SECTION 515.  Waiver of Usury, Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time voluntarily (and that it will resist any effort to make it do so involuntarily) insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing with respect to the Securities of any series, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to the Securities of such series, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

     (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.  Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit, in the manner and to the extent provided in Section 703(b), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Security of such series or in the payment of any sinking fund instalment with respect to any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that, in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.  Certain Rights of Trustee.

     Except as otherwise provided in Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, and in any coupons shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.  May Hold Securities.

     The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or coupons and, subject to Sections 608 and 612, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 606.  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.  Compensation and Reimbursement.

     The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities and any coupons upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on particular Securities or for the payment of particular coupons.

SECTION 608. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder, which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. The Trustee shall comply with Trust Indenture Act Sections 310(a)(5) and 310(b).

SECTION 609.  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 610.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such issue.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with the last sentence of Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months (or such shorter period as the Securities have been outstanding), or

          (2) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months (or such shorter period as the Securities have been outstanding) may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the

Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months (or such shorter period as the Securities have been outstanding) may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 610.  Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto, wherein each successor Trustee shall accept such appointment and which

(1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject, nevertheless, to its lien, if any, provided for in Section 607.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 611.  Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 612.  Preferential Collection of Claims Against Company.

     The Trustee shall comply with Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act
Section 311(a) to the extent indicated therein.

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee:

          (a) semiannually, not later than June 30 and December 31 in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities as of the preceding June 15 or December 15, as the case may be, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.  Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities (i) contained in the most recent list furnished to the Trustee as provided in Section 701, (ii) received by the Trustee in its capacity as Security Registrar and (iii) filed with it within the two preceding years pursuant to Section 703(b)(2). The Trustee may (i) destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished, (ii) destroy any information received by it as Paying Agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than August 15 or February 15, a list containing the names and addresses of the Holders of Securities obtained from such information since the delivery of the next previous list, if any, (iii) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered, and
(iv) destroy not earlier than two years after filing, any information filed with it pursuant to Section 703(b)(2).

     (b) Holders may communicate pursuant to Trust Indenture Act Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Security Registrar, the Paying Agent and any other person shall have the protection of Trust Indenture Act Section 312(c).

SECTION 703.  Reports by Trustee.

     (a) Within 60 days after May 15 of each year, commencing with the year 1995, the Trustee shall transmit to all Holders of Securities a brief report dated as of such May 15 that complies with Trust Indenture Act Section 313(a), if such report is required by such Section 313(a). The Trustee also shall comply with Trust Indenture Act Section 313(b)(2).

     (b) Reports pursuant to this Section shall be transmitted by mail:

          (1) to all Holders of Registered Securities, as the names and addresses of such Holders appear in the Security Register;

          (2) to such Holders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

          (3) except in the case of reports pursuant to Subsection (b) of this Section, to each Holder of a Security whose name and address is preserved at the time by the Trustee, as provided in Section 702(a).

     (c) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704.  Reports by Company.

     The Company shall:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit, within 30 days after the filing thereof with the Trustee, to the Holders of Securities, in the manner and to the extent provided in Section 703(b) with respect to reports under Section 703(a), copies or such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) the corporation formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person or corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  Successor Corporation Substituted.

     Upon any consolidation with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with
Section 801, the successor corporation formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation or Person had been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture, the Securities and coupons.

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

          (2) to add to the covenants, agreements and obligations of the Company for the benefit of the Holders of all of the Securities or any series thereof, or to surrender any right or power herein conferred upon the Company;

          (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions (including restrictions relating to payment in the United States) on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

          (4) to establish the form or terms of Securities of any series and any related coupons, as permitted by Sections 201 and 301, respectively; or

          (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 610(b); or

          (6) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders; or

          (7) to add to, change or eliminate any of the provisions of this Indenture (which addition, change or elimination may apply to one or more series of Securities), provided that any such addition, change or elimination shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision; or

          (8) to secure the Securities.

SECTION 902.  Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (1) change the Stated Maturity of the principal of, or any instalment of principal or interest on, any such Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon redemption thereof, or reduce the amount of principal of any such Discount Security that would be due and payable upon a declaration of acceleration of maturity thereof pursuant to Section 502, or change the Place of Payment where, or coin or currency in which, any principal of, or any instalment of interest on, any such Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
     Date);

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) with respect to the Securities of such series provided for in this Indenture; or

          (3) modify any of the provisions of this Section, Section 513 or
     Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

SECTION 904.  Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

SECTION 905.  Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.  Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001.  Payment of Principal and Interest.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any interest on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest instalments as are evidenced thereby as they severally mature.

SECTION 1002.  Maintenance of Office or Agency.

     If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise); (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section
1011); provided, however, that, if the Securities of that series are listed on The London Stock Exchange, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange; and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities, or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made, and notices and demands may be made or served, at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to
Section 1011) at the place specified for that purpose as contemplated by Section 301 or, if no such place is specified, at the main office of the Trustee in London, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

     No payment of principal or interest on Bearer Securities shall be made at any office or agency of the Company in the United States, by check mailed to any address in the United States, by transfer to an account located in the United States or upon presentation or surrender in the United States of a Bearer Security or coupon for payment, even if the payment would be credited to an account located outside the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any interest on any such Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section
1011) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Security Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of the Securities, it will, on or before each due date of the principal of or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of the Securities, it will, on or prior to each due date of the principal of or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal or interest on the Securities of such series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent or then held by the Company, in trust for the payment of the principal of or interest on any Security of any series and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense and direction of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Corporate Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005.  Maintenance of Properties.

     The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance or both of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006.  Payment of Taxes and Other Claims.

     The Company will or will cause a Subsidiary to pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings, or if the Company shall determine that the payment thereof is not desirable in the conduct of its business or the business of any Subsidiary and that the non-payment thereof is not disadvantageous in any material respect to the Holders.

SECTION 1007.  Limitation on Liens.

     The Company will not, and will not permit any Consolidated Subsidiary to, incur, create, assume, guarantee or otherwise become liable with respect to any Secured Debt, unless (i) the Company secures or causes such Consoli-
dated Subsidiary to secure the Securities equally and ratably with (or prior to) such Secured Debt or (ii) after giving effect thereto, the aggregate amount of all Secured Debt, together with all Discounted Rental Value in respect of sale and leaseback transactions involving Principal Domestic Properties (excluding sale and leaseback transactions exempted from the prohibition of subsection (a) of Section 1008 by subsection (b) of Section 1008), would not exceed 10% of Consolidated Net Tangible Assets; provided, however, that for purposes of this Section there shall be excluded from Secured Debt all Indebtedness secured by:
          (a) Liens existing on the date of this Indenture;

          (b) Liens existing on property of, or on any shares of stock or Indebtedness of, any corporation at the time such corporation becomes a Consolidated Subsidiary;

          (c) Liens in favor of the Company or a Consolidated Subsidiary;

          (d) Liens in favor of governmental bodies to secure progress, advance or other payments pursuant to any contract or provision of any statute;

          (e) Liens existing on property, shares of stock or Indebtedness at the time of acquisition thereof (including acquisition through merger or consolidation) or Liens (i) to secure the payment of all or any part of the purchase price thereof or the cost of construction, installation, renovation, improvement or development thereon or thereof or (ii) to secure any Indebtedness incurred prior to, at the time of, or within 360 days after the later of the acquisition, the completion of such construction, installation, renovation, improvement or development or the commencement of full operation of such property or within 360 days after the acquisition of such shares or Indebtedness for the purpose of financing all or any part of the purchase price or cost thereof; and

          (f) any extension, renewal or refunding of any Liens referred to in the foregoing clauses (a) through (e), inclusive, provided, however, that
     (i) such extension, renewal or refunding Lien shall be limited to all or part of the same property, shares of stock or Indebtedness that secured the Lien extended, renewed or refunded (plus improvements on or replacements of such property) and (ii) such Secured Debt at such time is not increased.

SECTION 1008.  Limitation on Sale and Leaseback Transactions.

     (a) The Company will not, and will not permit any Consolidated Subsidiary to, sell or transfer any Principal Domestic Property, with the Company or any Consolidated Subsidiary taking back a lease of such Principal Domestic Property, unless: (i) such Principal Domestic Property is sold within 360 days from the date of acquisition of such Principal Domestic Property or the date of the completion of construction or commencement of full operations on such Principal Domestic Property, whichever is later; or (ii) the Company or such Consolidated Subsidiary could subject such Principal Domestic Property to a Lien pursuant to
Section 1007 in an amount equal to the Discounted Rental Value with respect to such sale and leaseback transaction without equally and ratably securing the Securities; or (iii) the Company, within 120 days after such sale, applies or causes to be applied to the retirement of its Funded Debt an amount not less than the greater of (A) the net proceeds of the sale of such Principal Domestic Property or (B) the fair value (as determined in any manner approved by the Board of Directors) of such Principal Domestic Property; provided, however, that the amount to be applied to the retirement of Funded Debt of the Company or such Consolidated Subsidiary shall be reduced by the principal amount of Funded Debt of the Company or such Consolidated Subsidiary voluntarily retired by the Company or such Consolidated Subsidiary within 120 days after such sale.

     (b) The provisions of this Section shall not prevent (i) a sale and leaseback transaction between the Company and a Consolidated Subsidiary or between Consolidated Subsidiaries or (ii) a sale or transfer of any Principal Domestic Property with a lease for a period, including renewals, of not more than 36 months.

SECTION 1009. Statement by Officer as to Compliance; Notice of Certain Events.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a brief certificate, signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to the signer's knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1009, such compliance shall be determined without regard to any period of grace or requirement of notice provided under any of the provisions of this Indenture. The Company's fiscal year ends on December 31 of each year. The Company will notify the Trustee in the event that such fiscal year changes. The Company will deliver to the Trustee, within 20 days after the occurrence thereof, notice of each acceleration which, with giving of notice by the Trustee or Holders and the lapse of time, would be an Event of Default within the meaning of Section 501(4).

SECTION 1010.  Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 to 1008, inclusive, or 1011 with respect to the Securities of any series, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

SECTION 1011.  Additional Amounts.

     If specified as contemplated by Section 301, the Securities of a series may provide for the payment of additional amounts, and in such case, the Company will pay to the Holder of any Security of such series or any coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any interest on, or in respect of, any Security of any series or payment of any related coupon, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section, and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

     If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal and any interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons, and the Company will pay to the Trustee or such Paying Agent the additional amounts required by the Securities of such series and this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred, without negligence or bad faith on their part, arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.  Election to Redeem; Notice to Trustee.

     In the event that the Company elects to redeem less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of the Securities to be redeemed and of any other information necessary to identify the Securities of such series to be redeemed.

SECTION 1103.  Selection by Trustee of Securities to be Redeemed.

     Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, if less than all the Securities of any series with the same issue date, interest rate and Stated Maturity are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate, which method may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Registered Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.  Notice of Redemption.

     Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

     All notices of redemption shall identify the Securities to be redeemed (including, if applicable, the CUSIP number thereof) and shall state:

          (1) the Redemption Date;

          (2) the Redemption Price;

          (3) if fewer than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security (or portion thereof) to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

          (5) the place or places where such Securities, together, in the case of Bearer Securities, with all coupons, if any, appertaining thereto maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price; and

          (6) that the redemption is for a sinking fund, if such is the case.

A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1105.  Deposit of Redemption Price.

     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106. Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that instalments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest; and provided, further, that, unless otherwise specified as contemplated by Section 301, instalments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Sections 305 and 307.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.  Securities Redeemed in Part.

     Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                 SINKING FUNDS

SECTION 1201.  Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities.

     The Company (1) may deliver Outstanding Securities of a series with the same issue date, interest rate and Stated Maturity (other than any previously called for redemption), together, in the case of any Bearer Securities of such series with the same issue date, interest rate and Stated Maturity, with all unmatured coupons appertaining thereto, and (2) may apply as a credit Securities of a series with the same issue date, interest rate and Stated Maturity which have been redeemed, either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of such series with the same issue date, interest rate and Stated Maturity; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.  Redemption of Securities for Sinking Fund.

     Not less than 60 days (or such shorter period as shall be acceptable to the Trustee) prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

SECTION 1301.  Purposes for Which Meetings May Be Called.

     A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1302.  Call, Notice and Place of Meetings.

     (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine or, with the approval of the Company, at any other place. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (b) In case at any time the Company or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London, or in such other place as shall be determined and approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.

SECTION 1303.  Persons Entitled to Vote at Meetings.

     To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1304.  Quorum; Action.

     The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a majority in principal amount of the Outstanding Securities of a series, the

Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in
Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

     Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present, as aforesaid, may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present, as aforesaid, by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

SECTION 1305.  Determination of Voting Rights; Conduct and Adjournment of
               Meetings.

     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in
Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect to any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 1306. Counting Votes and Recording Action of Meetings.

     The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting, and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits, signed by one or more persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee, to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        OCCIDENTAL PETROLEUM
                                          CORPORATION

                                        By
                                          ---------------------------------
[Seal]

Attest:
       ------------------------------

                                        THE BANK OF NEW YORK,
                                          TRUSTEE

                                        By
                                          ---------------------------------

[Seal]

Attest:
       ------------------------------

STATE OF CALIFORNIA COUNTY   ss.:
  OF LOS ANGELES

     On the      day of                    , 1995, before me personally came
                           , to me known, who, being by me duly sworn, did
depose and say that he is a                            of Occidental Petroleum
Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                        ------------------------------------



STATE OF NEW YORK COUNTY OF   ss.:
  NEW YORK

     On the      day of                    , 1995, before me personally came
                           , to me known, who, being by me duly sworn, did
depose and say that he is a                            of The Bank of New York,
one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                        ------------------------------------